Exhibit 10.17

LEASE SCHEDULE NO. 002

This Lease Schedule is issued pursuant to the Lease Agreement Number SE060622 dated June 6, 2022. The terms of the Lease Agreement and serial numbers contained on Certificate of Acceptance Numbers SE060622-001-001 thru SE060622-001-005 are a part hereof and are incorporated by reference herein.

LESSOR: Farnam Street Financial, Inc., 5850 Opus Parkway, Suite 240, Minnetonka, MN 55343
LESSEE: Serve Robotics Inc., 730 Broadway Street, Redwood City, CA 94063
Supplier of Equipment: Various
Location of Equipment: Same as above
Initial Term of Lease from Commencement Date: 15 Months
Monthly Lease Charge: Months 1 thru 3: $26,200.00; Months 4 and thereafter: $189,262.00
Delivery and Installation: Currently Installed under Lease Schedule No. 001R and transferring to this Lease Schedule on January 1, 2024
Commencement Date: January 1, 2024

EQUIPMENT

MANUFACTURER	QTY	MACHINE/MODEL	EQUIPMENT DESCRIPTION (including features)

See Attachment A

Provided that (i) this Lease Schedule No. 002 is executed by Lessee and returned to Lessor no later than December 31, 2023 and (ii) Lessee has paid all of the Monthly Lease Charges under Lease Schedule No. 001R through November 30, 2023, then Lease Schedule No. 001R will terminate effective December 31, 2023 and all Equipment Installed there under shall transfer to this Lease Schedule and be deemed Installed and Accepted hereunder, as those terms are defined in the Lease Agreement, effective January 1, 2024. The original cost of all the Equipment transferring from Lease Schedule No. 001R to this Lease Schedule is $4,455,800.86, and that amount shall be the amount installed hereunder. All monies paid under Lease Schedule No. 001R, including any security deposits, through and including November 30, 2023, shall be retained as income by Lessor and shall not offset any amounts due hereunder.

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE LEASE AGREEMENT, at the expiration of the Initial Term of the Lease, Lessee shall exercise one of the following options:

1.	purchase all but not less than all of the Equipment on the last day of the Initial Term for forty-five (45) percent of the original Equipment cost (plus applicable taxes) provided that the following conditions have been met: (a) Lessee gives Lessor written notice at least 120 days but not more than 180 days before the expiration of the Initial Term of the Lease of Lessee’s election to purchase the Equipment hereunder and (b) Lessee pays the purchase price (plus applicable taxes) on or before the expiration of the Initial Term of the Lease.

2.	if Lessee for any reason does not purchase the Equipment pursuant to and in accordance with the option granted in section 1 above, then this Lease Schedule shall renew for a renewal period of 12 months (the “Renewal Term”) beginning at the expiration date of the Initial Term of this Lease Schedule at a Monthly Lease Charge of one-hundred (100) percent of the Initial Term Monthly Lease Charge. Additionally, Lessee shall have the option to purchase the Equipment at the end of the Renewal Term for twenty (20) percent of the original Equipment cost (all costs included) plus applicable taxes by delivering written notice to Lessor of this election to exercise this end of Renewal Term option not less than one hundred and twenty (120) days prior to the last day of the Renewal Term. If the option to purchase at the end of the Renewal Term is not exercised or Lessor does not receive the amount due under the purchase by the last date of the Renewal Term, then the Lease Schedule shall continue according to the Lease Agreement.

Agreed to and Accepted:		Agreed to and Accepted:
FARNAM STREET FINANCIAL, INC. “LESSOR”		SERVE ROBOTICS INC. “LESSEE”

By:	/s/ Steve Morgan	By:	/s/ Touraj Parang
Print Name:	Steve Morgan	Print Name:	Touraj Parang
Title:	President	Title:	President
Date:	Dec 28, 2023	Date:	Dec 28, 2023

Lease Agreement Number: SE060622
Lease Schedule Number: 002

ATTACHMENT A

MANUFACTURER	QTY	MACHINE/MODEL	EQUIPMENT DESCRIPTION (incl. features)
Various	1	Aurora-0204	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0204) Aurora-0204: Fullly allocated robot construction cost of $63,654.30
Various	1	Austin-0205	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0205) Austin-0205: Fullly allocated robot construction cost of $63,654.30
Various	1	Bodie-0207	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0207) Bodie-0207: Fullly allocated robot construction cost of $63,654.30
Various	1	Bryce-0208	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0208) Bryce-0208: Fullly allocated robot construction cost of $63,654.30
Various	1	Camila-0209	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0209) Camila-0209: Fullly allocated robot construction cost of $63,654.30
Various	1	Jabilay-0210	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0210) Jabilay-0210: Fullly allocated robot construction cost of $63,654.30
Various	1	Chase-0211	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0211) Chase-0211: Fullly allocated robot construction cost of $63,654.30
Various	1	Cyrus-0213	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0213) Cyrus-0213: Fullly allocated robot construction cost of $63,654.30
Various	1	Damien-0214	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0214) Damien-0214: Fullly allocated robot construction cost of $63,654.30
Various	1	Edna-0215	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0215) Edna-0215: Fullly allocated robot construction cost of $63,654.30
Various	1	Esther-0217	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0217) Esther-0217: Fullly allocated robot construction cost of $63,654.30
Various	1	Farah-0218	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0218) Farah-0218: Fullly allocated robot construction cost of $63,654.30
Various	1	Felicia-0219	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0219) Felicia-0219: Fullly allocated robot construction cost of $63,654.30
Various	1	Finnegan-0220	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0220) Finnegan-0220: Fullly allocated robot construction cost of $63,654.30
Various	1	Francisco-0221	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0221) Francisco-0221: Fullly allocated robot construction cost of $63,654.30
Various	1	Forrest-0222	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0222) Forrest-0222: Fullly allocated robot construction cost of $63,654.30
Various	1	Haiden-0223	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0223) Haiden-0223: Fullly allocated robot construction cost of $63,654.30

Lease Agreement Number: SE060622
Lease Schedule Number: 002

MANUFACTURER	QTY	MACHINE/MODEL	EQUIPMENT DESCRIPTION (incl. features)
Various	1	Isaiah-0226	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0226) Isaiah-0226: Fullly allocated robot construction cost of $63,654.30
Various	1	Jackson-0227	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0227) Jackson-0227: Fullly allocated robot construction cost of $63,654.30
Various	1	Juliet-0228	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0228) Juliet-0228: Fullly allocated robot construction cost of $63,654.30
Various	1	Jordan-0229	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0229) Jordan-0229: Fullly allocated robot construction cost of $63,654.30
Various	1	Juan-0230	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0230) Juan-0230: Fullly allocated robot construction cost of $63,654.30
Various	1	Jules-0231	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0231) Jules-0231: Fullly allocated robot construction cost of $63,654.30
Various	1	Lance-0236	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0236) Lance-0236: Fullly allocated robot construction cost of $63,654.30
Various	1	Leon-0237	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0237) Leon-0237: Fullly allocated robot construction cost of $63,654.30
Various	1	Lakshmi-0240	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0240) Lakshmi-0240: Fullly allocated robot construction cost of $63,654.30
Various	1	Mabel-0242	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0242) Mabel-0242: Fullly allocated robot construction cost of $63,654.30
Various	1	Marcus-0243	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0243) Marcus-0243: Fullly allocated robot construction cost of $63,654.30
Various	1	Marion-0244	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0244) Marion-0244: Fullly allocated robot construction cost of $63,654.30
Various	1	Maximus-0246	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0246) Maximus-0246: Fullly allocated robot construction cost of $63,654.30
Various	1	Meena-0248	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0248) Meena-0248: Fullly allocated robot construction cost of $63,654.30
Various	1	Molly-0249	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0249) Molly-0249: Fullly allocated robot construction cost of $63,654.30
Various	1	Nikita-0250	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0250) Nikita-0250: Fullly allocated robot construction cost of $63,654.30
Various	1	Noelle-0251	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0251) Noelle-0251: Fullly allocated robot construction cost of $63,654.30
Various	1	Nolan-0252	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0252) Nolan-0252: Fullly allocated robot construction cost of $63,654.30

Lease Agreement Number: SE060622
Lease Schedule Number: 002

MANUFACTURER	QTY	MACHINE/MODEL	EQUIPMENT DESCRIPTION (incl. features)
Various	1	Nyla-0253	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0253) Nyla-0253: Fullly allocated robot construction cost of $63,654.30
Various	1	Oscar-0255	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0255) Oscar-0255: Fullly allocated robot construction cost of $63,654.30
Various	1	Padma-0256	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0256) Padma-0256: Fullly allocated robot construction cost of $63,654.30
Various	1	Paige-0257	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0257) Paige-0257: Fullly allocated robot construction cost of $63,654.30
Various	1	Parker-0258	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0258) Parker-0258: Fullly allocated robot construction cost of $63,654.30
Various	1	Remi-0262	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0262) Remi-0262: Fullly allocated robot construction cost of $63,654.30
Various	1	Rio-0263	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0263) Rio-0263: Fullly allocated robot construction cost of $63,654.30
Various	1	Shelby-0265	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0265) Shelby-0265: Fullly allocated robot construction cost of $63,654.30
Various	1	Sloane-0266	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0266) Sloane-0266: Fullly allocated robot construction cost of $63,654.30
Various	1	Simone-0268	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0268) Simone-0268: Fullly allocated robot construction cost of $63,654.30
Various	1	Sunita-0269	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0269) Sunita-0269: Fullly allocated robot construction cost of $63,654.30
Various	1	Sydney-0270	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0270) Sydney-0270: Fullly allocated robot construction cost of $63,654.30
Various	1	Alina-0201	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0201) Alina-0201: Fullly allocated robot construction cost of $63,654.30
Various	1	Azizi-0202	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0202) Azizi-0202: Fullly allocated robot construction cost of $63,654.30
Various	1	Armen-0203	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0203) Armen-0203: Fullly allocated robot construction cost of $63,654.30
Various	1	Blake-0206	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0206) Blake-0206: Fullly allocated robot construction cost of $63,654.30
Various	1	Ellen-0216	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0216) Ellen-0216: Fullly allocated robot construction cost of $63,654.30
Various	1	Huey-0224	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0224) Huey-0224: Fullly allocated robot construction cost of $63,654.30

Lease Agreement Number: SE060622
Lease Schedule Number: 002

MANUFACTURER	QTY	MACHINE/MODEL	EQUIPMENT DESCRIPTION (incl. features)
Various	1	Indy-0225	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0225) Indy-0225: Fullly allocated robot construction cost of $63,654.30
Various	1	Kasem-0232 (MCUI/O)	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0232) Kasem-0232 (MCU I/O): Fullly allocated robot construction cost of $63,654.30
Various	1	Khalif-0234	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0234) Khalif-0234: Fullly allocated robot construction cost of $63,654.30
Various	1	Levi-0238	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0238) Levi-0238: Fullly allocated robot construction cost of $63,654.30
Various	1	Otto-0254	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0254) Otto-0254: Fullly allocated robot construction cost of $63,654.30
Various	1	Preston-0260 (MCUI/O)	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0260) Preston-0260 (MCU I/O): Fullly allocated robot construction cost of $63,654.30
Various	1	Kylie-0235	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0235) Kylie-0235: Fullly allocated robot construction cost of $63,654.30
Various	1	Liana-0239	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0239) Liana-0239: Fullly allocated robot construction cost of $63,654.30
Various	1	Milo-0247	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0247) Milo-0247: Fullly allocated robot construction cost of $63,654.30
Various	1	Percy-0259	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0259) Percy-0259: Fullly allocated robot construction cost of $63,654.30
Various	1	Silas-0267	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0267) Silas-0267: Fullly allocated robot construction cost of $63,654.30
Various	1	Crystal-0212	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0212) Crystal-0212: Fullly allocated robot construction cost of $63,654.30
Various	1	Kenji-0233	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0233) Kenji-0233: Fullly allocated robot construction cost of $63,654.30
Various	1	Lacey-0241	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0241) Lacey-0241: Fullly allocated robot construction cost of $63,654.30
Various	1	Marty-0245	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0245) Marty-0245: Fullly allocated robot construction cost of $63,654.30
Various	1	Rakeem-0261	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0261) Rakeem-0261: Fullly allocated robot construction cost of $63,654.30
Various	1	Sergio-0264	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0264) Sergio-0264: Fullly allocated robot construction cost of $63,654.30
	1		Less Cost Application of previously paid amounts under Certificates of Acceptance No. SE060622-001-001 thru SE060622-001-004

Lease Agreement Number: SE060622
Lease Schedule Number: 002

Agreed to and Accepted:		Agreed to and Accepted:
FARNAM STREET FINANCIAL, INC. “LESSOR”		SERVE ROBOTICS INC. “LESSEE”

By:	/s/ Steve Morgan	By:	/s/ Touraj Parang
Print Name:	Steve Morgan	Print Name:	Touraj Parang
Title:	President	Title:	President
Date:	Dec 28, 2023	Date:	Dec 28, 2023